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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.  20549

                                        FORM 8-K

                                      CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 1997

                          YAMAHA MOTOR RECEIVABLES CORPORATION
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                       (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)

          DELAWARE                  33-72806, 33-94784          33-0592719
(STATE OR OTHER JURISDICTION         (COMMISSION FILE        (I.R.S. EMPLOYER
      OF INCORPORATION)                   NUMBERS)          IDENTIFICATION NO.)


                                    6555 KATELLA AVENUE
                                     CYPRESS, CA  90630
                           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500

                                    Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the FEBRUARY 15, 1997 Distribution Date for the Collection Period ending JANUARY 31, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        YAMAHA MOTOR RECEIVABLES CORPORATION
                                   (Registrant)

Dated:  FEBRUARY 15, 1997                     By:  HIROSHI TANAKA
                                              Name: Hiroshi Tanaka
                                              Title:   Secretary and Treasurer

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                                INDEX TO EXHIBITS

         EXHIBIT                                                  METHOD OF
          NUMBER                     EXHIBIT                        FILING
         -------                     -------                      ---------
          5.1            Monthly Servicer's Certificate         Filed Herewith
                         with respect to the FEBRUARY 15,
                         1997 Distribution Date for the
                         Collection Period ending JANUARY 31,
                         1997.

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